SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 6, 2007
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)
1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On June 6, 2007, Ingram Micro Inc. issued a press release stating that it expects to re-emphasize its continued focus on profitable growth at its investor conference on June 7, 2007 by outlining a series of initiatives designed to drive sales, enhance profitability and build shareholder value. The company also re-affirmed sales and income guidance for the second quarter (ending June 30, 2007). A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 6, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
By:	/s/ Larry C. Boyd
	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel

Date: June 6, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 6, 2007

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